Summary Prospectus – April 27, 2026

JNL Multi-Manager International Equity Fund

(formerly, JNL/William Blair International Leaders Fund)

Class A

Class I

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at https://www.jackson.com/fund-literature.html. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com. The current Prospectus and SAI, both dated April 27, 2026, as amended, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective. The investment objective of the Fund is to seek long-term capital appreciation.

Expenses. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.51%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses	0.97%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.51%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses	0.67%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL Multi-Manager International Equity Fund Class A
1 year	3 years	5 years	10 years
$99	$309	$536	$1,190

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JNL Multi-Manager International Equity Fund Class I
1 year	3 years	5 years	10 years
$68	$214	$373	$835

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2025 - 12/31/2025	86%

Portfolio turnover for the period of January 1, 2025 to December 31, 2025 is for the Fund when operating under its former investment strategy.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of companies located outside the United States.

The Fund considers a company to be located in a country if the company has been organized under the laws of, has its principal offices in, or has its securities principally traded in, the country, or if the company derives at least 50% of its revenues or net profits from, or has at least 50% of its assets or production capacities in, the country. The Fund generally will invest in securities of companies located in different regions and in at least three different countries. The Fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, the Fund may have significant investments in particular sectors, including but not limited to financials, industrials, and information technology.

The Fund’s equity investments include, but is not limited to, common stock of companies located outside the United States. and depositary receipts, traded on an exchange and in over-the-counter markets. The Fund’s investments in depositary receipts may include American, European, Canadian, and Global Depositary Receipts (“ADRs,” “EDRs,” “CDRs” and “GDRs,” respectively), and other similar securities. ADRs and CDRs are receipts that represent interests in foreign securities held on deposit by U.S. and Canadian banks or trust companies, respectively. EDRs and GDRs have the same qualities as ADRs, although they may be traded in several international trading markets.

The Fund may invest in securities of companies across the capitalization spectrum.

Four unaffiliated investment managers (“Sub-Advisers”) generally provide day to day management for a portion of the Fund’s assets (each portion is sometimes referred to as a “sleeve”). Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

JNAM also may choose to allocate the Fund’s assets to additional Sub-Advisers or to replace/remove Sub-Advisers in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

Below are the principal investment strategies for each Sub-Adviser’s strategy, but the Sub-Advisers may also implement other investment strategies in keeping with their respective strategy's objective.

Causeway Strategy

Causeway Capital Management LLC (“Causeway”) constructs the Causeway Strategy by investing primarily in equity securities of companies located outside the United States. The Causeway Strategy’s investments in equity securities include common stock, as well as preferred stock, and depositary receipts.

When investing the Causeway Strategy’s assets, Causeway’s proprietary computer model analyzes factors relating to valuation, sentiment, technical indicators, long-term growth, quality, and sustainability characteristics. The sustainability category is further subdivided into environmental (E), social (S), and governance (G) categories. Currently, the sustainability category receives a 20% weight in the model. For each stock, the weight assigned to the remaining five factors differs depending on its classification (for example, value, growth, momentum, or other classifications). The relative weights of these factors are sometimes referred to as

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“contextual weights.” Factors and their weights may change over time as the model is revised and updated, or if the classification of a stock changes. In addition to its quantitative research, Causeway’s fundamental research analysts review certain of the quantitative outputs to attempt to identify special issues, such as significant upcoming mergers and acquisitions or management changes, which may not be captured quantitatively.

Lazard Strategy

Lazard Asset Management LLC (“Lazard”) constructs the Lazard Strategy by investing primarily in equity securities of non-U.S. companies, including those whose principal business activities are located in emerging market countries. The Lazard Strategy invests in companies that Lazard considers to be quality growth businesses. By “quality,” Lazard means businesses that it believes can generate, and sustain, high levels of financial productivity (i.e., return on equity, return on capital and cash flow return on investment). Lazard considers, among other factors deemed appropriate and relevant to a particular company, whether the company has a competitive advantage in its industry and if Lazard believes the company can sustain its competitive advantage. Lazard also looks for “growth” businesses that it believes can grow profits and cash flows by investing back into their business at similarly high rates of financial productivity.

Lazard Strategy may invest in securities of companies across the capitalization spectrum but generally focuses on companies with a market capitalization of $3 billion or more. The Lazard Strategy principally invests in common stocks, but the Lazard Strategy’s investments in equity securities also may include preferred stocks, convertible securities, and ADRs, GDRs, and EDRs.

WCM Strategy

WCM Investment Management, LLC (“WCM”) constructs the WCM Strategy by investing primarily in equity securities of non-U.S. domiciled companies or depositary receipts of non-U.S. domiciled companies that WCM believes to be undervalued because their businesses are out of favor and/or their stocks are undervalued in comparison to their intrinsic values, their peers, or their prospects for growth. Such companies may be located in developed, emerging market or frontier market countries. Emerging market and frontier market countries are those countries with low- to middle-income economies as classified by the World Bank, or are included in any of the Morgan Stanley Capital International (MSCI) emerging markets or frontier markets indices.

The equity securities in the WCM Strategy may include common stock and depositary receipts. The WCM Strategy’s investments in depositary receipts may include ADRs, EDRs, CDRs, and GDRs. The WCM Strategy will be managed pursuant to a “focused” strategy, whereby WCM typically invests in the equity securities of a small number of issuers.

William Blair Strategy

William Blair Investment Management, LLC (“William Blair”) constructs the William Blair Strategy by investing primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks) issued by companies of all sizes domiciled outside the United States that William Blair believes have above-average growth, profitability, and quality characteristics.

William Blair seeks investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at earlier stages of development that are leaders in their country, industry, or globally in terms of products, services, or execution.

In choosing investments, William Blair performs fundamental company analysis and focuses on stock selection. William Blair generally seeks equity securities, including common stocks of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide and that are expected to continue such performance. William Blair believes that such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets, and consistent, above average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Fund may also invest in A Shares of companies based in the People’s Republic of China (“China”) that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

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•	Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased or held by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
•	Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.
•	Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, sanctions or the threat of new or modified sanctions, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.
•	Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers is also greater in emerging and less developed countries. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.
•	Mid-capitalization and small-capitalization investing risk – The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.
•	Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.
•	Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met, their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks. Value stocks may not increase in price if other investors fail to recognize the company's value or the factors that are expected to increase the price of the security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).
•	Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer,
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such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

•	Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund. In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.
•	Company risk – Investments in U.S. and/or foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition.
•	Investment strategy risk – The Sub-Adviser uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Sub-Adviser in accordance with these investment strategies may not produce the returns the Sub-Adviser expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.
•	Depositary receipts risk – Depositary receipts, such as American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), and European depositary receipts ("EDRs"), may be issued in sponsored or un-sponsored programs. They may be traded in the over-the-counter (“OTC”) market or on a regional exchange, or may otherwise have limited liquidity. The prices of depositary receipts may differ from the prices of securities upon which they are based. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Holders of un-sponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are exchange-traded or OTC may also subject the Fund to liquidity risk. This risk is enhanced in connection with OTC depositary receipts.
•	Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.
•	Quantitative strategy risk – Securities identified using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on those factors, changes in a factor's historical trends, or for reasons included in the analysis. The factors used in quantitative analysis and the weights placed on those factors may not predict a security's value, and the effectiveness of the factors can change over time. These changes may not be reflected in the current quantitative model.
•	Investing through Stock Connect risk – The Fund may invest directly in China A shares through Stock Connect, and will be subject to the following risks: sudden changes in quota limitations, application of trading suspensions, differences in trading days between the PRC and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.
•	Investing in China A Shares risk – Investments in Class A Shares of Chinese companies involve certain risks and special considerations not typically associated with investments in U.S. companies, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets subject to the special risks applicable to developing and emerging market countries described elsewhere in this prospectus.
•	China risk – The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represents a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, repatriation of capital, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. The Chinese securities markets are subject to more frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.
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•	European investment risk – Investing in Europe involves many of the same risks as investing in foreign securities. In addition, since Europe includes both developed and emerging markets, investments by the Fund will be subject to the risks associated with investments in such markets. Performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds.
•	Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.
•	Managed portfolio risk – As an actively managed portfolio, the Fund's portfolio manager(s) make decisions to buy and sell holdings in the Fund's portfolio. Because of this, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, the Sub-Adviser's investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the Sub-Adviser of the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index. Performance from April 25, 2022 to April 27, 2026, reflects the Fund's results when managed solely by William Blair Investment Management, LLC. Performance prior to April 25, 2022 reflects the Fund’s results when managed by the former sub-adviser, Invesco Advisers, Inc. Performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Effective April 27, 2026, the Fund was combined with JNL/Lazard International Quality Growth Fund (“Acquired Fund”), with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the Acquired Fund.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2020): 18.39%; Worst Quarter (ended 3/31/2020): -22.16%

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Annual Total Returns as of December 31

Class I

Best Quarter (ended 6/30/2020): 18.47%; Worst Quarter (ended 3/31/2020): -22.06%

Average Annual Total Returns as of 12/31/2025
	1 year	5 year	10 year
JNL Multi-Manager International Equity Fund (Class A)	23.50%	1.90%	5.17%
Morningstar Global ex-US Target Market Exposure Index (Net) (reflects no deduction for fees, expenses, or taxes)	31.87%	8.05%	8.54%

Average Annual Total Returns as of 12/31/2025
	1 year	5 year	10 year
JNL Multi-Manager International Equity Fund (Class I)	23.78%	2.20%	5.47%
Morningstar Global ex-US Target Market Exposure Index (Net) (reflects no deduction for fees, expenses, or taxes)	31.87%	8.05%	8.54%

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Adviser:
Causeway Capital Management LLC (“Causeway”)
Lazard Asset Management LLC ("Lazard")
WCM Investment Management, LLC (“WCM”)
William Blair Investment Management, LLC ("William Blair")

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	April 2026	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	April 2026	Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	April 2026	Vice President and Portfolio Manager, JNAM
Kyle Ottwell, CFA, CAIA	April 2026	Director and Portfolio Manager, JNAM
Joe Gubler, CFA	April 2026	Director and Portfolio Manager, Causeway
Arjun Jayaraman, PhD, CFA	April 2026	Head of Quantitative Research and Portfolio Manager, Causeway
MacDuff Kuhnert, CFA	April 2026	Director and Portfolio Manager, Causeway
Mozaffar Khan, PhD	April 2026	Portfolio Manager, Director of Sustainability Research, Causeway
Ryan Myers	April 2026	Director and Portfolio Manager, Causeway
Louis Florentin-Lee	April 2026	Managing Director and Portfolio Manager/Analyst, Lazard
Barnaby Wilson, CFA	April 2026	Managing Director and Portfolio Manager/Analyst, Lazard
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Robert Failla, CFA	April 2026	Managing Director and Portfolio Manager/Analyst, Lazard
Andrew Wiechert	April 2026	Portfolio Manager and Business Analyst, WCM
Drew French	April 2026	Portfolio Manager and Business Analyst, WCM
Rob Quirk, CFA	April 2026	Portfolio Manager and Business Analyst, WCM
Alaina Anderson, CFA	April 2022	Partner, William Blair
Simon Fennell	April 2022	Partner, William Blair
Chandan Khanna	February 2026	Portfolio Manager, William Blair

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (“Jackson National NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson National or Jackson National NY that invests directly, or through a fund of funds, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund’s shareholders are separate accounts of Jackson National or Jackson National NY and mutual funds owned directly or indirectly by such separate accounts. Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.